EXHIBIT 99.1

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MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

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                           Computational Materials



                                 $583,230,000
                                Approximately

                      Morgan Stanley Mortgage Loan Trust
                               Series 2004-11AR
                                   Group 1

                      Mortgage Pass-Through Certificates




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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 1
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MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

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                      COMPUTATIONAL MATERIALS DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).




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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 2
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MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

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                          Approximately $583,230,000
               Morgan Stanley Mortgage Capital Series 2004-11AR

                         Morgan Stanley Capital I Inc.
                                   Depositor

                    Wells Fargo Bank, National Association
                                Master Servicer


                                                      Transaction Highlights
                                                      ----------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Avg Life                                 Initial
     Offered                                 Expected Ratings        to                                 Subordination
     Classes   Description   Balance(3)  (S&P / Moody's / Fitch ) Mty(1)(2) Payment Window To Mty(1)(2)      Level       Benchmark
==================================================================================================================================
       1-A-1    Floater(4)    $324,370,000     AAA/Aaa/AAA         3.22          01/05 - 11/34             8.250%      1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
                  Super
      1-A-2-A  Sen/Floater(5) $200,000,000     AAA/Aaa/AAA         3.22          01/05 - 11/34            17.425%(13)  1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
                 Support/
      1-A-2-B   Floater(6)     $22,223,000     AAA/Aaa /AAA        3.22          01/05 - 11/34             8.250%      1 Mo. LIBOR
-----------------------------------------------------------------------------------------------------------------------------------
       1-X-1    NAS IO(7)(8)  $546,593,000     AAA/Aaa /AAA         N/A          01/05 - 06/07             8.250%          N/A
-----------------------------------------------------------------------------------------------------------------------------------
       1-B-1    Floater(9)     $21,148,000       AA/NR/AA          6.09          01/05 - 11/34             4.700%      1 Mo. LIBOR
-----------------------------------------------------------------------------------------------------------------------------------
       1-B-2    Floater(10)     $9,532,000        A/NR/A           6.09          01/05 - 11/34             3.100%      1 Mo. LIBOR
-----------------------------------------------------------------------------------------------------------------------------------
       1-B-3    Floater(11)     $5,957,000      BBB/NR/BBB         6.09          01/05 - 11/34             2.100%      1 Mo. LIBOR
-----------------------------------------------------------------------------------------------------------------------------------
                Companion
       1-X-2      IO(7)       $546,593,000      AAA/Aaa/AAA                                                8.250%          N/A
---------------------------------------------------------------                                            ------------------------
       1-X-B     WAC IO(7)     $36,637,000      AAA/Aaa /AAA                                               8.250%          N/A
---------------------------------------------------------------
                                                                      Information Not Provided Hereby      ------------------------
       1-B-4    Net WAC(12)     $5,362,000        BB/NR/NR                                                 1.200%          N/A
----------------------------------------------------------------                                           ------------------------
       1-B-5    Net WAC(12)     $4,170,000         B/NR/NR                                                 0.500%          N/A
----------------------------------------------------------------                                           ------------------------
       1-B-6    Net WAC(12)     $2,979,407        NR/NR/NR                                                 0.000%          N/A
----------------------------------------------------------------                                           ------------------------

Notes: (1)  Certificates are priced to maturity.
-----  (2)  Based on the pricing prepayment speed of 25% CPR.
       (3)  Bond sizes subject to a variance of plus or minus 5%.
       (4) The Class 1-A -1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Group 1 Net WAC (as described herein) and (iii) 10.50%.
       (5) The Class 1-A -2-A Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Group 1 Net WAC (as described herein) and (iii) 10.50%.
       (6) The Class 1-A -2-B Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Group 1 Net WAC (as described herein) and (iii) 10.50%.
       (7) Balances shown with respect to the Class 1-X-1, Class 1-X-2, and Class 1-X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distributions of principal.
       (8) The notional amount of the Class 1-X-1 Certificates for any Distribution Date is the lesser of (x) the notional amount set out immediately prior to such date on the related notional amount schedule and (y) the class principal amount of the Class 1-A-1, Class 1-A-2-A, and Class 1-A-2-B Certificates immediately prior to such Distribution Date. Beginning on the Distribution
            Date in July 2007, the notional amount of the Class 1-X-1 Certificates will be zero. The interest rate of the Class 1-X-1 Certificates will be the lesser of (x) 1.10% and (y) the excess, if any, of (i) the Group 1 Net WAC Cap over (ii) the weighted average interest rate for the Class 1-A-1, Class 1-A-2-A, and Class 1-A-2-B Certificates for that Distribution Date. Distributions on the Class 1-X-1 Certificates will be subject to certain limitations in connection with the related Net WAC Shortfalls of the Class 1-A-1, Class 1-A-2-A, and Class 1-A-2-B Certificates, and as otherwise described herein. No principal will be distributed on the Class 1-X-1 Certificates.
       (9) The Class 1-B-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Group 1 Net WAC Cap and (iii) 10.50%.
       (10) The Class 1-B-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Group 1
            Net WAC Cap and (iii) 10.50%.
       (11) The Class 1-B-3 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Group 1
            Net WAC Cap and (iii) 10.50%.
       (12) The Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates will have an interest rate equal to the Group 1 Net WAC Cap.
       (13) Initial Credit Enhancement for the Class 1-A-2-A includes the subordination of the 1-A-2-B for realized losses and is included in the calculation for the initial subordination level.

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 3
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MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

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
Issuer:                       Morgan Stanley Mortgage Loan Trust 2004-11AR.

Depositor:                    Morgan Stanley Capital I Inc.

Originators:                  Morgan Stanley Mortgage Capital                             95.92%
                              Others                                                      4.08%

Master Servicer/              Wells Fargo Bank, National Association
Securities Administrator:

Trustee:                      Deutsche Bank National Trust Company.

Managers:                     Morgan Stanley (sole lead manager)

Rating Agencies:              Standard & Poor's, Moody's Investors Service, and Fitch, Inc. are
                              expected to rate the Certificates as set forth on page 1 of this
                              Preliminary Term Sheet.

Group 1 Offered               The Class 1-A-1, Class 1-A-2-A, Class 1-A-2-B, Class 1-X-1, Class 1-B-1,
Certificates:                 Class 1-B-2, and Class 1-B-3 Certificates.

Group 1 Senior                The Class 1-A-1, Class 1-A-2-A, Class 1-A-2-B,Class 1-X-1, Class 1-X-2,
Certificates:                 and Class 1-X-B Certificates.

Group 1 Class A               The Class 1-A-1, Class 1-A-2-A, Class 1-A-2-B Certificates.
Certificates:

Group 1 LIBOR                 The Class 1-A-1, Class 1-A-2-A, Class 1-A-2-B, Class 1-B-1, Class 1-B-2,
Certificates:                 and Class 1-B-3 Certificates.

Group 1 Class X               The Class 1-X-1, Class 1-X-2, and Class 1-X-B Certificates.
Certificates:

Group 1 Subordinate           The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5
Certificates:                 and Class 1-B-6 Certificates.

Other Certificates:           It is anticipated that other classes of certificates will be issued by the issuer. The Other Certificates and the Group 1 Certificates will not be cross-collateralized except to the extent set forth in the
                              Prospectus (as defined herein).

Expected Closing Date:        December 29, 2004 through DTC, and upon request only, through
                              Euroclear or Clearstream.

Cut-off Date:                 December 1, 2004.

Accrued Interest:             The Class 1-A-1, Class 1-A-2-A, Class 1-A-2-B, Class 1-B-1, Class
                              1-B-2 and Class 1-B-3 Certificates will settle flat. The Class 1-X-1
                              Certificates will settle with accrued interest.

Accrual Period:               The interest accrual period (the "Accrual Period") with respect to the
                              Class 1-A-1, Class 1-A-2-A, Class 1-A-2-B, Class 1-B-1, Class 1-B-2 and
                              Class 1-B-3 Certificates for a given Distribution Date will be the period beginning on the 25th day of the month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month (on a 30/360 basis) in which the Distribution Date occurs, and with respect to the Class 1-X-1 Certificates for a given Distribution
                              Date will be the calendar month preceding the month in which such
                              Distribution Date occurs (on a 30/360 basis).

Distribution Dates:           The 25th of each month, or if such day is not a business day, on the next business day, beginning January 25, 2005.

Final Scheduled               The Distribution Date occurring in January 2035.
Distribution Date:








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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 4
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MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

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
Group 1 Mortgage Loans:       As of the Cut-off Date, the Group 1 Mortgage Loans consist of 1,930 adjustable rate residential, first-lien mortgage loans. The principal balance of the Group 1 Mortgage Loans as of the Cut-off Date will be approximately $595,741,407.

Clean-Up Call:                The terms of the transaction allow for a purchase of the Group 1
                              Mortgage Loans resulting in the retirement of the Certificates once the aggregate principal balance of the Group 1 Mortgage Loans is equal to 1% or less of aggregate principal balance of the Group 1 Mortgage
                              Loans as of the Cut- off Date (the "Clean-Up Call Date").

Credit Enhancement:           Senior/subordinate, shifting interest structure.

                              Credit enhancement for the Group 1 Senior Certificates will consist of the subordination of the Group 1 Subordinate Certificates (total subordination initially [8.25]%).

                              Credit enhancement for the Class 1-B-1 Certificates will consist of the subordination of the Class 1-B-2, Class 1-B-3, Class 1-B-4, Class
                              1-B-5 and Class 1-B-6 Certificates (total subordination initially
                              [4.70]%).

                              Credit enhancement for the Class 1-B-2 Certificates will consist of the subordination of the Class 1-B-3, Class 1-B-4, Class 1-B-5 and
                              Class 1-B-6 Certificates (total subordination initially [3.10]%).

                              Credit enhancement for the Class 1-B-3 Certificates will consist of the subordination of the Class 1-B-4, Class 1-B-5 and Class 1-B-6
                              Certificates (total subordination initially [2.10]%).

Class 1-A Interest Rate       Beginning on the first Distribution Date, and for a period of 56 months
Cap:                          thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class 1-A-1, Class 1-A-2-A, and Class 1-A-2-B
                              Certificates.

                              For its duration, the Class 1-A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis), (ii) the Class 1-A Interest Rate Cap Notional
                              Balance as described on the schedule herein and (iii) 100 ("the Class
                              1-A Interest Rate Cap Payment").

Class 1-A Interest Rate       The Class 1-A Interest Rate Cap Payment shall be available to pay any
Cap Payment Allocation:       Class 1-A Net WAC Shortfall due to the Class 1-A-1, Class 1-A-2-A, and
                              Class 1-A-2-B Certificates, pro rata.

Class 1-B-1 Interest Rate     Beginning on the first Distribution Date, and for a period of 56
Cap:                          months thereafter, an Interest Rate Cap will be entered into by the
                              Trust for the benefit of the Class 1-B-1 Certificates.

                              For its duration, the Class 1-B-1 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis), (ii) the Class 1-B-1 Interest Rate Cap Notional
                              Balance as described on the schedule herein and (iii) 100 ("the Class
                              1-B-1 Interest Rate Cap Payment").

Class 1-B-1 Interest Rate     The Class 1-B-1 Interest Rate Cap Payment shall be available to pay
Cap Payment Allocation:       any Class 1-B-1 Net WAC Shortfall due to the Class 1-B-1 Certificates.

Class 1-B-2 Interest Rate     Beginning on the first Distribution Date, and for a period of 56
Cap:                          months thereafter, an Interest Rate Cap will be entered into by the
                              Trust for the benefit of the Class 1-B-2 Certificates.

                              For its duration, the Class 1-B-2 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis), (ii) the Class 1-B-2 Interest Rate Cap Notional
                              Balance as described on the schedule herein and (iii) 100 ("the Class
                              1-B-2 Interest Rate Cap Payment").






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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 5
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MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

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
Class 1-B-2 Interest Rate     The Class 1-B-2 Interest Rate Cap Payment shall be available to pay
Cap Payment Allocation:       any Class 1-B-2 Net WAC Shortfall due to the Class 1-B-2 Certificates.

Class 1-B-3 Interest Rate     Beginning on the first Distribution Date, and for a period of 56
Cap:                          months thereafter, an Interest Rate Cap will be entered into by the
                              Trust for the benefit of the Class 1-B-3 Certificates.

                              For its duration, the Class 1-B-3 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate
                              (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis), (ii) the Class 1-B-3 Interest Rate Cap Notional Balance as
                              described on the schedule herein and (iii) 100 ("the Class 1-B-3
                              Interest Rate Cap Payment").

Class 1-B-3 Interest Rate     The Class 1-B-3 Interest Rate Cap Payment shall be available to pay
Cap Payment Allocation:       any Class 1-B-3 Net WAC Shortfall due to the Class 1-B-3 Certificates.

Group 1 Net WAC Cap:          The weighted average of the net mortgage rates for the Group 1
                              Mortgage Loans ("Group 1 Net WAC Cap").

Class 1-A Net WAC             If on any Distribution Date, the Certificate Interest Rate of the
Shortfall:                    Class 1-A-1, Class 1-A-2-A, and Class 1-A-2-B Certificates is subject to the Group 1 Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such Certificates based on the
                              Group 1 Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Formula Rate) (a "Class 1-A Net WAC
                              Shortfall").

Class 1-B-1 Net WAC           If on any Distribution Date, the Certificate Interest Rate of the Class
Shortfall:                    1-B-1 Certificates is subject to the Group 1 Net WAC Cap, such
                              Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a)
                              interest accrued at the respective Certificate Formula Rate over (b)
                              the amount of interest received on such Certificates based on the
                              Group 1 Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Formula Rate) (a "Class 1-B-1 Net WAC
                              Shortfall").

Class 1-B-2 Net WAC           If on any Distribution Date, the Certificate Interest Rate of the Class 1-B-2
Shortfall:                    Certificates is subject to the Group 1 Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such Certificates based on the Group 1 Net WAC Cap, plus
                              (ii) the unpaid portion of any such excess from previous Distribution
                              Dates (and any interest thereon at the then applicable Certificate
                              Formula Rate) (a "Class 1-B-2 Net WAC Shortfall").

Class 1-B-3 Net WAC           If on any Distribution Date, the Certificate Interest Rate of the Class 1-B-3
Shortfall:                    Certificates is subject to the Group 1 Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such Certificates based on the Group 1 Net WAC Cap, plus
                              (ii) the unpaid portion of any such excess from previous Distribution
                              Dates (and any interest thereon at the then applicable Certificate
                              Formula Rate) (a "Class 1-B-3 Net WAC Shortfall").


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 6

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MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

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
Certificate Interest Rate:    The Group 1 LIBOR Certificates will have a Certificate Interest Rate equal to the lesser of (i) the related Certificate Formula Rate and
                              (ii) the Group 1 Net WAC Cap.

                              The Class 1-X-1 Certificates will have a Certificate Interest Rate equal to the lesser of (i) 1.10% and (ii)the excess, if any, of (x)
                              the Group 1 Net WAC Cap over (y) the weighted average of the interest rates for the Class 1-A-1, Class 1-A-2-A, and Class 1-A-2-B Certificates.

Certificate Formula Rate:     The Group 1 LIBOR Certificates will have a Certificate Formula Rate equal to the lesser of (i) one-month LIBOR plus the related margin and
                              (ii) 10.50%.

Reserve Fund:                 As of the Closing Date, the "Reserve Fund" will be established on behalf of the Group 1 LIBOR Certificates. The Reserve Fund will be funded by an initial deposit of funds on the Closing Date, and thereafter, by amounts otherwise distributable to any of the Group 1
                              Class X Certificates to the extent of any of the related Net WAC
                              Shortfall amounts for a related Distribution Date remaining after allocation of any payments made with respect to the related interest rate cap. The Reserve Fund will not be an asset of the REMIC. On any
                              Distribution Date, the Group 1 LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date remaining after allocation of payments made under the related interest rate cap, to the extent available. Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Group 1
                              Class X Certificates.







------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 7

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MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------

Shifting Interest:            Until the Distribution Date occurring in January 2015, the Group 1
                              Subordinate Certificates will be locked out from receipt of prepayment principal (unless the Group 1 Senior Certificates are paid down to zero or the credit enhancement provided by the Group 1 Subordinate
                              Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Group 1 Subordinate
                              Certificates will receive an increasing portion of unscheduled principal prepayments. Unscheduled principal prepayments will be allocated to the Group 1 Subordinate Certificates based on the following percentages:

                              January 2005 - December 2014         0% Pro Rata Share
                              January 2015 - December 2015        30% Pro Rata Share
                              January 2016 - December 2016        40% Pro Rata Share
                              January 2017 - December 2017        60% Pro Rata Share
                              January 2018 - December 2018        80% Pro Rata Share
                              January 2019 and after              100% Pro Rata Share

                              Notwithstanding the foregoing, if the credit enhancement provided by the Group 1 Subordinate Certificates is twice that initially provided, all principal (scheduled principal and prepayments) will be paid pro-rata between the Group 1 Senior Certificate (other than the Group
                              1 Class X Certificates) and Group 1 Subordinate Certificates (subject to performance triggers). However, if prior to the Distribution Date in January 2008, the credit enhancement provided by the Group 1
                              Subordinate Certificates is twice that initially provided (subject to performance triggers on such Distribution Date), then the Group 1
                              Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal prepayments.

                              Any principal not allocated to the Group 1 Subordinate Certificates will be allocated to the Group 1 Senior Certificates. In the event the applicable current senior percentage (equal to the aggregate principal balance of the Group 1 Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (equal to the aggregate principal balance of the Group 1
                              Senior Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Group 1 Mortgage Loans as of the
                              Cut-off Date), the Group 1 Senior Certificates (other than the Group 1
                              Class X Certificates) will receive all unscheduled prepayments from the
                              Group 1 Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of Realized        Any realized losses on the Group 1 Mortgage Loans will be allocated as
Losses:                       follows: first, to the Group 1 Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero;
                              thereafter, to the Group 1 Class A Certificates in reduction of their principal balance, provided however, that the amount of any Realized
                              Loss allocable to the Class 1-A-2-A will be allocated first to the Class
                              1-A-2-B until the class principal amount thereof has been reduced to zero, and second, to the Class 1-A-2-A.






------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------

Certificate Priority of       With respect to any Distribution Date, available funds from the Group
Distributions:                1 Mortgage Loans will be distributed in the following order of priority:
                                  1) Group 1 Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the Group 1 Mortgage
                                     Loans; provided, however, the amount of interest otherwise distributable to the Group 1 Class X Certificates shall first be deposited in the Reserve Fund.
                                  2) Concurrently to the Class 1-A Certificates:
                                     Class 1-A-1, Class 1-A-2-A, and Class 1-A-2-B Certificates,
                                     pro rata, principal collected on the Group 1 Mortgage Loans, until their respective class principal amounts are reduced to zero
                                  3) Class 1-B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
                                  4) Class 1-B-1 Certificates, principal allocable to such class.
                                  5) Class 1-B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
                                  6) Class 1-B-2 Certificates, principal allocable to such class.
                                  7) Class 1-B-3 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
                                  8) Class 1-B-3 Certificates, principal allocable to such class.
                                  9) Class 1-A Certificates, pro rata, the related Net WAC Shortfall amount, from the Reserve Fund.
                                 10) Class 1-B-1, the related Net WAC Shortfall Amount, from the
                                     Reserve Fund.
                                 11) Class 1-B-2, the related Net WAC Shortfall Amount, from the
                                     Reserve Fund.
                                 12) Class 1-B-3, the related Net WAC Shortfall Amount, from the
                                     Reserve Fund.
                                 13) Group 1 Class X Certificates, the excess amounts related to each
                                     Group 1 Class X Certificate, from the Reserve Fund.
                                 14) Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates, in
                                     sequential order, first accrued and unpaid interest at the related Certificate Interest Rate and then the respective
                                     shares of principal allocable to such classes.

Trust Tax Status:           REMIC.

ERISA Eligibility:          Subject to the considerations in the Prospectus, all Group 1 Offered
                            Certificates are ERISA eligible.

SMMEA Eligibility:          It is anticipated that the Group 1 Senior Certificates and the Class
                            1-B-1 Certificates will be SMMEA eligible.

Prospectus:                 The Class 1-A-1, Class 1-A-2-A, Class 1-A-2-B, Class 1-X-1, Class 1-B-1,
                            Class 1-B-2, and Class 1-B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                            "Prospectus"). Complete information with respect to the Group 1 Offered
                            Certificates and the collateral securing them is contained in the
                            Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                            PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF
                            INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT
                            IN THE OFFERED CERTIFICATES.




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------



                                                       Weighted Average Life Sensitivity
                                                                  To Maturity

-----------------------------------------------------------------------------------------------------------------------------------
          CPR (%)                        10            15            20            25             35           40           50
-----------------------------------------------------------------------------------------------------------------------------------
1-A-1     WAL (yrs)                     7.72          5.46          4.11          3.22           2.14         1.80         1.31
          First Payment Date         1/25/2005      1/25/2005     1/25/2005     1/25/2005     1/25/2005     1/25/2005   1/25/2005
          Expected Final Maturity   11/25/2034     11/25/2034    11/25/2034    11/25/2034    10/25/2034     8/25/2034   2/25/2033
          Window                      1 - 359        1 - 359       1 - 359       1 - 359       1 - 358        1 - 356    1 - 338
-----------------------------------------------------------------------------------------------------------------------------------
1-A-2-A   WAL (yrs)                     7.72          5.46          4.11          3.22           2.14         1.80         1.31
          First Payment Date         1/25/2005      1/25/2005     1/25/2005     1/25/2005      1/25/2005    1/25/2005   1/25/2005
          Expected Final Maturity   11/25/2034     11/25/2034    11/25/2034    11/25/2034     10/25/2034    8/25/2034   2/25/2033
          Window                      1 - 359        1 - 359       1 - 359       1 - 359       1 - 358        1 - 356    1 - 338
----------------------------------------------------------------------------------------------------------------------------------
1-A-2-B   WAL (yrs)                     7.72          5.46          4.11          3.22           2.14         1.80         1.31
          First Payment Date         1/25/2005      1/25/2005     1/25/2005     1/25/2005      1/25/2005     1/25/2005  1/25/2005
          Expected Final Maturity   11/25/2034     11/25/2034    11/25/2034    11/25/2034     10/25/2034     8/25/2034  2/25/2033
          Window                      1 - 359        1 - 359       1 - 359       1 - 359         1 - 358      1 - 356    1 - 338
----------------------------------------------------------------------------------------------------------------------------------
1-B-1     WAL                          13.45          9.78          7.43          6.09           4.57         4.04         3.26
          First Payment Date         1/25/2005      1/25/2005     1/25/2005     1/25/2005      1/25/2005     1/25/2005  1/25/2005
          Expected Final Maturity   11/25/2034     11/25/2034    11/25/2034    11/25/2034     10/25/2034     8/25/2034  2/25/2033
          Window                      1 - 359        1 - 359       1 - 359       1 - 359         1 - 358      1 - 356    1 - 338
----------------------------------------------------------------------------------------------------------------------------------
1-B-2     WAL                          13.45          9.78          7.43          6.09           4.57         4.04         3.26
          First Payment Date         1/25/2005      1/25/2005      1/25/2005     1/25/2005    1/25/2005      1/25/2005  1/25/2005
          Expected Final Maturity   11/25/2034     11/25/2034     11/25/2034    11/25/2034   10/25/2034      8/25/2034  2/25/2033
          Window                      1 - 359        1 - 359        1 - 359      1 - 359         1 - 358      1 - 356    1 - 338
----------------------------------------------------------------------------------------------------------------------------------
1-B-3     WAL                          13.45          9.78          7.43          6.09           4.57         4.04         3.26
          First Payment Date          1/25/2005      1/25/2005     1/25/2005     1/25/2005     1/25/2005     1/25/2005  1/25/2005
          Expected Final Maturity    11/25/2034     11/25/2034    11/25/2034    11/25/2034    10/25/2034     8/25/2034  2/25/2033
          Window                      1 - 359        1 - 359        1 - 359      1 - 359         1 - 358      1 - 356    1 - 338
----------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------

                                    Class 1-X-1 Price-Yield Sensitivity to Maturity(%)

------------------------------------------------------------------------------------------------------------------------
Price(%)*            25% CPR                 35% CPR               45% CPR               46% CPR                50% CPR
------------------------------------------------------------------------------------------------------------------------
1.1039012             15.91                   15.91                 15.91                 13.76                  5.16
1.1117137             15.11                   15.11                 15.11                 12.97                  4.39
1.1195262             14.31                   14.31                 14.31                 12.18                  3.63
1.1273387             13.53                   13.53                 13.53                 11.41                  2.89
1.1351512             12.76                   12.76                 12.76                 10.64                  2.15
1.1429637             12.00                   12.00                 12.00                 9.89                   1.42
1.1507762             11.25                   11.25                 11.25                 9.14                   0.70
1.1585887             10.51                   10.51                 10.51                 8.41                   0.00
------------------------------------------------------------------------------------------------------------------------
1.1664012              9.78                    9.78                  9.78                 7.68                   -0.70
1.1742137              9.05                    9.05                  9.05                 6.97                   -1.39
1.1820262              8.34                    8.34                  8.34                 6.26                   -2.07
1.1898387              7.64                    7.64                  7.64                 5.56                   -2.75
1.1976512              6.94                    6.94                  6.94                 4.87                   -3.41
1.2054637              6.26                    6.26                  6.26                 4.19                   -4.06
1.2132762              5.58                    5.58                  5.58                 3.52                   -4.71
1.2210887              4.91                    4.91                  4.91                 2.86                   -5.35
------------------------------------------------------------------------------------------------------------------------
1.2289012              4.25                    4.25                  4.25                 2.20                   -5.98
------------------------------------------------------------------------------------------------------------------------
1.2367137              3.60                    3.60                  3.60                 1.56                   -6.61
1.2445262              2.95                    2.95                  2.95                 0.92                   -7.22
1.2523387              2.32                    2.32                  2.31                 0.29                   -7.83
1.2601512              1.69                    1.69                  1.68                 -0.34                  -8.43
1.2679637              1.06                    1.06                  1.06                 -0.95                  -9.03
1.2757762              0.45                    0.45                  0.45                 -1.56                  -9.61
1.2835887             -0.16                   -0.16                 -0.16                 -2.17                 -10.19
1.2914012             -0.76                   -0.76                 -0.76                 -2.76                 -10.77
------------------------------------------------------------------------------------------------------------------------
1.2992137             -1.35                   -1.35                 -1.35                 -3.35                 -11.33
1.3070262             -1.94                   -1.94                 -1.94                 -3.93                 -11.89
1.3148387             -2.52                   -2.52                 -2.52                 -4.51                 -12.45
1.3226512             -3.09                   -3.09                 -3.10                 -5.07                 -13.00
1.3304637             -3.66                   -3.66                 -3.66                 -5.64                 -13.54
1.3382762             -4.22                   -4.22                 -4.22                 -6.19                 -14.07
1.3460887             -4.78                   -4.78                 -4.78                 -6.74                 -14.60
1.3539012             -5.33                   -5.33                 -5.33                 -7.29                 -15.13
------------------------------------------------------------------------------------------------------------------------
MDUR (yr)             0.905                   0.905                 0.905                 0.913                  0.947
First Pay           1/25/2005               1/25/2005             1/25/2005             1/25/2005              1/25/2005
Last Pay            6/25/2007               6/25/2007             6/25/2007             6/25/2007              6/25/2007
------------------------------------------------------------------------------------------------------------------------

*Does not include accrued interest




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

                                     Schedule of Effective Net WAC Cap Rates (1)(2)

                            1-A Effective   1-B-1 Effective   1-B-2 Effective      1-B-3 Effective
          Period               Cap (%)          Cap (%)           Cap (%)              Cap (%)
          ------               -------          -------           -------              -------
                               30/360            30/360            30360                30360
            0                     -                -                 -                    -
            1                   2.77              3.03             3.48                  4.33
            2                   8.50              8.50             8.50                  8.50
            3                   8.50              8.50             8.50                  8.50
            4                   8.50              8.50             8.50                  8.50
            5                   8.50              8.50             8.50                  8.50
            6                   8.50              8.50             8.50                  8.50
            7                   8.50              8.50             8.50                  8.50
            8                   8.50              8.50             8.50                  8.50
            9                   8.50              8.50             8.50                  8.50
            10                  8.50              8.50             8.50                  8.50
            11                  8.50              8.50             8.50                  8.50
            12                  8.50              8.50             8.50                  8.50
            13                  8.50              8.50             8.50                  8.50
            14                  8.50              8.50             8.50                  8.50
            15                  8.50              8.50             8.50                  8.50
            16                  8.50              8.50             8.50                  8.50
            17                  8.50              8.50             8.50                  8.50
            18                  8.50              8.50             8.50                  8.50
            19                  8.50              8.50             8.50                  8.50
            20                  8.50              8.50             8.50                  8.50
            21                  8.50              8.50             8.50                  8.50
            22                  8.50              8.50             8.50                  8.50
            23                  8.50              8.50             8.50                  8.50
            24                  8.50              8.50             8.50                  8.50
            25                  9.50              9.50             9.50                  9.50
            26                  9.50              9.50             9.50                  9.50
            27                  9.50              9.50             9.50                  9.50
            28                  9.50              9.50             9.50                  9.50
            29                  9.50              9.50             9.50                  9.50
            30                  9.50              9.50             9.50                  9.50
            31                  9.50              9.50             9.50                  9.50
            32                  9.50              9.50             9.50                  9.50
            33                  9.50              9.50             9.50                  9.50
            34                  9.50              9.50             9.50                  9.50
            35                  9.50              9.50             9.50                  9.50
            36                  9.50              9.50             9.50                  9.50
          37 and
        thereafter              10.50            10.50             10.50                10.50


1 Calculated as (a) Group 1 Net WAC Cap plus (b) the proceeds from the related
  Interest Rate Cap divided by the beginning period balances of the related Group 1 LIBOR Certificates plus (c) any Reserve Fund Deposits from the related Group 1 Class X Certificate divided by the beginning period balances of the related Group 1 LIBOR Certificates.
2 Run to maturity assuming 25% CPR, no losses and all indices are 20%, beginning in period 2.



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------

                                                       Interest Rate Cap Schedules


                                                       Class 1-A Interest Rate Cap
       --------------------------------------------------------------------------------------------------------------------------
                         Class 1-A                                                  Class 1-A
                       Interest Rate                                              Interest Rate
       Period          Cap Notional       Strike %       Ceiling %     Period      Cap Notional       Strike %          Ceiling %
                        Balance ($)                                                Balance ($)
         1             5,465,930.00        4.6500%        7.4000%        41        1,865,732.73       8.9390%            10.1600%
         2             5,324,199.42        4.6060%        8.1600%        42        1,821,359.99       8.9390%            10.1600%
         3             5,185,858.62        4.7151%        8.1600%        43        1,778,041.26       8.9391%            10.1600%
         4             5,050,763.58        5.3779%        8.1600%        44        1,735,751.51       8.9392%            10.1600%
         5             4,918,933.44        5.5297%        8.1600%        45        1,694,466.33       8.9409%            10.1600%
         6             4,790,278.04        5.6253%        8.1600%        46        1,654,162.24       8.9410%            10.1600%
         7             4,664,685.18        5.7290%        8.1600%        47        1,614,815.59       8.9422%            10.1600%
         8             4,542,082.58        5.7698%        8.1600%        48        1,576,403.76       8.9430%            10.1600%
         9             4,422,405.75        5.7785%        8.1600%        49        1,538,904.59       8.9430%            10.1600%
         10            4,305,574.63        6.3200%        8.1600%        50        1,502,296.26       8.9431%            10.1600%
         11            4,191,550.68        6.3646%        8.1600%        51        1,466,557.64       8.9431%            10.1600%
         12            4,080,246.39        6.3647%        8.1600%        52        1,431,668.08       8.9432%            10.1600%
         13            3,971,587.96        6.3647%        8.1600%        53        1,397,607.42       8.9432%            10.1600%
         14            3,865,512.55        6.3654%        8.1600%        54        1,364,356.00       8.9433%            10.1600%
         15            3,761,958.85        6.3735%        8.1600%        55        1,331,894.59       8.9435%            10.1600%
         16            3,660,866.98        6.8983%        8.1600%        56        1,300,204.45       8.9458%            10.1600%
         17            3,562,204.97        6.8984%        8.1600%        57        1,269,267.00       9.9052%            10.1600%
         18            3,465,887.91        6.8994%        8.1600%        58             -                -                  -
         19            3,371,860.68        6.8994%        8.1600%
         20            3,280,068.36        6.9111%        8.1600%
         21            3,190,463.51        6.9245%        8.1600%
         22            3,102,991.24        7.4494%        8.1600%
         23            3,017,617.51        7.5069%        8.1600%
         24            2,934,277.95        7.5091%        8.1600%
         25            2,852,916.93        7.5092%        9.1600%
         26            2,773,489.29        7.5099%        9.1600%
         27            2,695,949.16        7.5193%        9.1600%
         28            2,620,252.19        8.0442%        9.1600%
         29            2,546,368.47        8.0449%        9.1600%
         30            2,474,240.26        8.0459%        9.1600%
         31            2,409,631.06        8.0460%        9.1600%
         32            2,346,625.36        8.0576%        9.1600%
         33            2,285,187.32        8.0652%        9.1600%
         34            2,225,274.99        8.6899%        9.1600%
         35            2,166,865.71        8.8706%        9.1600%
         36            2,109,877.34        8.9193%        9.1600%
         37            2,054,300.15        8.9193%        10.1600%
         38            2,005,444.85        8.9194%        10.1600%
         39            1,957,750.01        8.9208%        10.1600%
         40            1,911,188.33        8.9211%        10.1600%


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


                                Interest Rate Cap Schedules (cont'd)

                                    Class 1-B-1 Interest Rate Cap
---------------------------------------------------------------------------------------------------
           Class 1-B-1                                        Class 1-B-1
Period     Interest Rate   Strike %   Ceiling %    Period     Interest Rate    Strike %   Ceiling %
           Cap Notional                                       Cap Notional
           Balance ($)                                        Balance ($)
   1       211,480.00      4.6500%    7.4000%        41        176,113.03      8.6790%    9.9000%
   2       211,455.82      4.3460%    7.9000%        42        171,924.53      8.6790%    9.9000%
   3       211,432.26      4.4551%    7.9000%        43        167,835.53      8.6791%    9.9000%
   4       211,406.72      5.1179%    7.9000%        44        163,843.65      8.6791%    9.9000%
   5       211,383.21      5.2697%    7.9000%        45        159,946.60      8.6809%    9.9000%
   6       211,361.30      5.3653%    7.9000%        46        156,142.15      8.6809%    9.9000%
   7       211,339.43      5.4690%    7.9000%        47        152,428.08      8.6822%    9.9000%
   8       211,317.62      5.5098%    7.9000%        48        148,802.26      8.6829%    9.9000%
   9       211,296.19      5.5185%    7.9000%        49        145,262.58      8.6830%    9.9000%
  10       211,274.65      6.0600%    7.9000%        50        141,806.99      8.6831%    9.9000%
  11       211,254.47      6.1046%    7.9000%        51        138,433.50      8.6831%    9.9000%
  12       211,234.64      6.1047%    7.9000%        52        135,140.15      8.6832%    9.9000%
  13       211,214.70      6.1047%    7.9000%        53        131,925.05      8.6832%    9.9000%
  14       211,194.66      6.1054%    7.9000%        54        128,786.33      8.6833%    9.9000%
  15       211,174.51      6.1135%    7.9000%        55        125,722.18      8.6835%    9.9000%
  16       211,154.24      6.6383%    7.9000%        56        122,730.84      8.6858%    9.9000%
  17       211,135.44      6.6384%    7.9000%        57        119,810.55      9.6452%    9.9000%
  18       211,116.52      6.6394%    7.9000%        58             -             -          -
  19       211,097.53      6.6394%    7.9000%
  20       211,078.43      6.6511%    7.9000%
  21       211,059.59      6.6645%    7.9000%
  22       211,040.82      7.1894%    7.9000%
  23       211,023.31      7.2469%    7.9000%
  24       211,006.08      7.2491%    7.9000%
  25       210,988.61      7.2492%    8.9000%
  26       210,971.03      7.2499%    8.9000%
  27       210,953.34      7.2593%    8.9000%
  28       210,935.57      7.7842%    8.9000%
  29       210,918.88      7.7849%    8.9000%
  30       210,902.07      7.7859%    8.9000%
  31       208,387.41      7.7860%    8.9000%
  32       205,902.62      7.7976%    8.9000%
  33       203,447.63      7.8052%    8.9000%
  34       201,021.72      8.4299%    8.9000%
  35       198,625.86      8.6105%    8.9000%
  36       196,255.50      8.6593%    8.9000%
  37       193,912.57      8.6593%    9.9000%
  38       189,300.94      8.6594%    9.9000%
  39       184,798.86      8.6608%    9.9000%
  40       180,403.74      8.6611%    9.9000%




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


                                Interest Rate Cap Schedules (cont'd)

                                    Class 1-B-2 Interest Rate Cap
---------------------------------------------------------------------------------------------------
           Class 1-B-2                                        Class 1-B-2
Period     Interest Rate   Strike %   Ceiling %    Period     Interest Rate    Strike %   Ceiling %
           Cap Notional                                       Cap Notional
           Balance ($)                                        Balance ($)
   1        95,320.00      4.6500%    7.4000%        41        79,379.11       8.2290%    9.4500%
   2        95,309.10      3.8960%    7.4500%        42        77,491.24       8.2290%    9.4500%
   3        95,298.48      4.0051%    7.4500%        43        75,648.20       8.2291%    9.4500%
   4        95,286.97      4.6679%    7.4500%        44        73,848.95       8.2291%    9.4500%
   5        95,276.37      4.8197%    7.4500%        45        72,092.44       8.2309%    9.4500%
   6        95,266.50      4.9153%    7.4500%        46        70,377.67       8.2309%    9.4500%
   7        95,256.64      5.0190%    7.4500%        47        68,703.64       8.2322%    9.4500%
   8        95,246.81      5.0598%    7.4500%        48        67,069.37       8.2329%    9.4500%
   9        95,237.15      5.0685%    7.4500%        49        65,473.94       8.2330%    9.4500%
  10        95,227.44      5.6100%    7.4500%        50        63,916.41       8.2331%    9.4500%
  11        95,218.35      5.6546%    7.4500%        51        62,395.88       8.2331%    9.4500%
  12        95,209.41      5.6547%    7.4500%        52        60,911.48       8.2332%    9.4500%
  13        95,200.42      5.6547%    7.4500%        53        59,462.34       8.2332%    9.4500%
  14        95,191.39      5.6554%    7.4500%        54        58,047.63       8.2333%    9.4500%
  15        95,182.30      5.6635%    7.4500%        55        56,666.53       8.2335%    9.4500%
  16        95,173.17      6.1883%    7.4500%        56        55,318.25       8.2358%    9.4500%
  17        95,164.70      6.1884%    7.4500%        57        54,001.99       9.1952%    9.4500%
  18        95,156.17      6.1894%    7.4500%        58            -              -          -
  19        95,147.61      6.1894%    7.4500%
  20        95,139.00      6.2011%    7.4500%
  21        95,130.51      6.2145%    7.4500%
  22        95,122.05      6.7394%    7.4500%
  23        95,114.16      6.7969%    7.4500%
  24        95,106.39      6.7991%    7.4500%
  25        95,098.52      6.7992%    8.4500%
  26        95,090.59      6.7999%    8.4500%
  27        95,082.62      6.8093%    8.4500%
  28        95,074.61      7.3342%    8.4500%
  29        95,067.09      7.3349%    8.4500%
  30        95,059.51      7.3359%    8.4500%
  31        93,926.08      7.3360%    8.4500%
  32        92,806.12      7.3476%    8.4500%
  33        91,699.58      7.3552%    8.4500%
  34        90,606.16      7.9799%    8.4500%
  35        89,526.28      8.1605%    8.4500%
  36        88,457.89      8.2093%    8.4500%
  37        87,401.86      8.2093%    9.4500%
  38        85,323.27      8.2094%    9.4500%
  39        83,294.06      8.2108%    9.4500%
  40        81,313.05      8.2111%    9.4500%




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


                                Interest Rate Cap Schedules (cont'd)

                                    Class 1-B-3 Interest Rate Cap
           Class 1-B-3                                        Class 1-B-3
Period     Interest Rate   Strike %   Ceiling %    Period     Interest Rate    Strike %   Ceiling %
           Cap Notional                                       Cap Notional
           Balance ($)                                        Balance ($)
   1        59,570.00      4.6500%    7.4000%        41        49,607.78       7.3790%    8.6000%
   2        59,563.19      3.0460%    6.6000%        42        48,427.96       7.3790%    8.6000%
   3        59,556.55      3.1551%    6.6000%        43        47,276.16       7.3791%    8.6000%
   4        59,549.36      3.8179%    6.6000%        44        46,151.72       7.3791%    8.6000%
   5        59,542.74      3.9697%    6.6000%        45        45,053.99       7.3809%    8.6000%
   6        59,536.57      4.0653%    6.6000%        46        43,982.35       7.3809%    8.6000%
   7        59,530.40      4.1690%    6.6000%        47        42,936.17       7.3822%    8.6000%
   8        59,524.26      4.2098%    6.6000%        48        41,914.84       7.3829%    8.6000%
   9        59,518.22      4.2185%    6.6000%        49        40,917.78       7.3830%    8.6000%
  10        59,512.16      4.7600%    6.6000%        50        39,944.40       7.3831%    8.6000%
  11        59,506.47      4.8046%    6.6000%        51        38,994.15       7.3831%    8.6000%
  12        59,500.89      4.8047%    6.6000%        52        38,066.48       7.3832%    8.6000%
  13        59,495.27      4.8047%    6.6000%        53        37,160.84       7.3832%    8.6000%
  14        59,489.62      4.8054%    6.6000%        54        36,276.72       7.3833%    8.6000%
  15        59,483.95      4.8135%    6.6000%        55        35,413.61       7.3835%    8.6000%
  16        59,478.24      5.3383%    6.6000%        56        34,571.01       7.3858%    8.6000%
  17        59,472.94      5.3384%    6.6000%        57        33,748.41       8.3452%    8.6000%
  18        59,467.61      5.3394%    6.6000%        58            -            -          -
  19        59,462.27      5.3394%    6.6000%
  20        59,456.88      5.3511%    6.6000%
  21        59,451.58      5.3645%    6.6000%
  22        59,446.29      5.8894%    6.6000%
  23        59,441.36      5.9469%    6.6000%
  24        59,436.51      5.9491%    6.6000%
  25        59,431.58      5.9492%    7.6000%
  26        59,426.63      5.9499%    7.6000%
  27        59,421.65      5.9593%    7.6000%
  28        59,416.65      6.4842%    7.6000%
  29        59,411.94      6.4849%    7.6000%
  30        59,407.21      6.4859%    7.6000%
  31        58,698.88      6.4860%    7.6000%
  32        57,998.96      6.4976%    7.6000%
  33        57,307.43      6.5052%    7.6000%
  34        56,624.09      7.1299%    7.6000%
  35        55,949.23      7.3105%    7.6000%
  36        55,281.54      7.3593%    7.6000%
  37        54,621.58      7.3593%    8.6000%
  38        53,322.57      7.3594%    8.6000%
  39        52,054.42      7.3608%    8.6000%
  40        50,816.39      7.3611%    8.6000%




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                      COLLATERAL STATISTICS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE GROUP 1 TOTAL COLLATERAL
------------------------------------------------------------------------------------------------
                                       Collateral Summary
------------------------------------------------------------------------------------------------
Statistics given below are for the Group 1 Mortgage Loans in the pool as of the Collateral
Balances and percentages are based on the Selection Date. Cut-off Date scheduled balances of such Group 1 Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).


                                                Summary Statistics        Range (if applicable)
                                                ------------------        ---------------------
Number of Mortgage Loans:                            1,930

Aggregate Current Principal Balance:              $595,741,407             $44,851 - 3,500,000

Average Current Principal Balance:                 $308,674

Aggregate Original Principal Balance:             $596,592,806             $45,000 - 3,500,000

Average Original Principal Balance:                $309,115

Fully Amortizing Mortgage Loans:                    9.29 %

Interest Only Loans:                                90.71%

1st Lien:                                          100.00%

Wtd. Avg. Gross Coupon:                             4.983%                   2.875% - 7.625%

Wtd. Avg. Original Term (months):                   360                         120 - 360

Wtd. Avg. Remaining Term (months):                  356                         115 - 360

Wtd. Avg. Remaining IO Term (months):(1)            107                          1 - 120

Wtd. Avg. Margin:                                 2.366%                     1.500% - 4.750%

Wtd. Avg. Maximum Mortgage Rate:                  11.008%                    7.875% - 18.250%

Wtd. Avg. Minimum Mortgage Rate:                  2.420%                     1.500% - 6.000%

Wtd. Avg. Original LTV:                           74.72%                     9.35% -- 100.00%

Wtd. Avg. Borrower FICO:                           711                          538 - 817

Geographic Distribution (Top 5):         CA                47.22%
                                         FL                 9.15%
                                         AZ                 6.80%
                                         GA                 5.24%
                                         CO                 3.22%
------------------------------------------------------------------------------------------------

(1) Includes Interest-Only Loans


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Product Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
                                             MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
PRODUCT TYPE                                   LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 6 Month Libor                  879         287,493,883.71       48.26           4.525         716          74.46
10 Yr IO - ARM - 5 Yr (6 Mo Libor)              389          80,566,998.14       13.52           6.038         710          78.37
10 Yr IO - ARM - 1 Month Libor                  148          73,072,483.51       12.27           4.505         718          71.67
5 Yr IO - ARM - 5 Yr (6 Mo Libor)                90          28,075,589.73        4.71           6.137         681          74.09
ARM - 6 Month Libor                              84          26,775,208.99        4.49           4.744         720          72.22
3 Yr IO - ARM - 3 Yr (6 Mo Libor)                49          18,884,332.17        3.17           5.625         696          73.62
10 Yr IO - ARM - 3 Yr (6 Mo Libor)               29          12,616,885.99        2.12           5.690         709          75.50
ARM - 5 Yr ( 6 Mo Libor)                         70          12,193,829.70        2.05           6.122         706          78.55
5 Yr IO - ARM - 5 Yr (1 Yr Libor)                32          10,650,929.91        1.79           5.811         693          70.91
10 Yr IO - ARM - 5 Yr (1 Yr Libor)               28           6,979,105.80        1.17           5.780         725          76.90
3 Yr IO - ARM - 3 Yr (1 Yr Libor)                13           5,132,070.00        0.86           5.290         682          73.95
ARM - 5 Yr (1 Yr CMT)                            30           4,772,620.51        0.80           5.784         600          88.58
6 Mo IO - ARM - 6 Month Libor                    15           4,597,709.58        0.77           4.540         714          77.80
5 Yr IO - ARM - 6 Month Libor                    14           4,332,367.43        0.73           4.376         727          74.09
10 Yr IO - ARM - 2 Yr (6 Mo Libor)               14           4,332,100.00        0.73           6.087         700          79.99
ARM - 1 Yr (1 Yr Libor)                           7           3,344,223.11        0.56           4.616         703          71.08
ARM- 2 Yr ( 6 Mo Libor)                           8           2,406,326.39        0.40           6.252         701          74.79
ARM - 1 Month Libor                               4           2,207,714.80        0.37           4.099         708          77.47
1 Mo IO - ARM - 1 Month Libor                     3           1,633,747.50        0.27           4.778         688          79.69
ARM - 5 Yr ( 1 Yr Libor)                         11           1,529,344.96        0.26           5.643         698          72.78
ARM - 3 Yr ( 6 Mo Libor)                          3           1,352,015.82        0.23           5.645         712          79.36
1 Yr IO - ARM - 6 Month Libor                     1             775,000.00        0.13           4.125         778          41.89
2 Yr IO - ARM - 2 Yr (1 Yr Libor)                 2             428,000.00        0.07           4.677         735          65.35
7 Yr IO - ARM - 6 Month Libor                     1             392,000.00        0.07           3.250         731          80.00
10 Yr IO - ARM - 3 Yr (1 Yr Libor)                1             366,000.00        0.06           6.250         743          71.76
ARM - 1 Yr (1 Yr CMT)                             2             287,398.94        0.05           4.028         676          86.50
ARM - 2 Yr (1 Yr Libor)                           1             248,598.60        0.04           6.000         623          77.52
ARM - 3 Yr ( 1 Yr Libor)                          1             227,533.94        0.04           5.875         657          80.00
10 Yr IO - ARM - 1 Yr (6 Mo Libor)                1              67,387.99        0.01           6.500         743          90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             Index Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
                                             MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
INDEX TYPE                                     LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                                32           5,060,019.45        0.85           5.684         604          88.46
Libor - 1 Month                                 155          76,913,945.81       12.91           4.499         717          72.01
Libor - 6 Month                               1,647         484,861,635.64       81.39           5.018         712          75.11
Libor - 1 Year                                   96          28,905,806.32        4.85           5.555         700          73.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                            Original Mortgage Loan Principal Balance ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
ORIGINAL MORTGAGE                            NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
LOAN PRINCIPAL                               MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
BALANCE ($)                                    LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                               181          14,747,371.98        2.48           5.443         706          79.69
100,000.01 - 200,000.00                         655          97,516,481.52       16.37           5.173         711          79.20
200,000.01 - 300,000.00                         385          95,263,640.32       15.99           5.012         709          77.53
300,000.01 - 400,000.00                         274          95,192,266.55       15.98           4.955         714          76.72
400,000.01 - 500,000.00                         167          75,636,145.82       12.70           4.845         714          75.28
500,000.01 - 600,000.00                          84          45,550,161.09        7.65           4.800         705          75.02
600,000.01 - 700,000.00                          66          42,410,541.16        7.12           4.802         713          74.48
700,000.01 - 800,000.00                          28          21,311,157.56        3.58           4.746         735          65.61
800,000.01 - 900,000.00                          18          15,539,667.81        2.61           5.002         706          69.43
900,000.01 - 1,000,000.00                        37          36,039,650.55        6.05           4.812         714          68.87
1,000,000.01 - 1,500,000.00                      22          30,266,822.87        5.08           5.224         698          65.60
1,500,000.01 >=                                  13          26,267,499.99        4.41           5.162         708          65.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 45,000.00
Maximum: 3,500,000.00
Average: 309,115.44
Total: 596,592,805.54


------------------------------------------------------------------------------------------------------------------------------------
                                             Current Mortgage Loan Principal Balance ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
CURRENT MORTGAGE                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
LOAN                                         MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
PRINCIPAL BALANCE ($)                          LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                               182          14,837,421.54        2.49           5.436         706          79.56
100,000.01 - 200,000.00                         656          97,816,331.94       16.42           5.168         711          79.21
200,000.01 - 300,000.00                         384          95,073,740.34       15.96           5.015         709          77.52
300,000.01 - 400,000.00                         275          95,566,258.44       16.04           4.953         715          76.66
400,000.01 - 500,000.00                         167          75,759,421.35       12.72           4.841         713          75.38
500,000.01 - 600,000.00                          82          44,852,893.67        7.53           4.811         705          74.97
600,000.01 - 700,000.00                          66          42,410,541.16        7.12           4.802         713          74.48
700,000.01 - 800,000.00                          28          21,311,157.56        3.58           4.746         735          65.61
800,000.01 - 900,000.00                          18          15,539,667.81        2.61           5.002         706          69.43
900,000.01 - 1,000,000.00                        37          36,039,650.55        6.05           4.812         714          68.87
1,000,000.01 - 1,500,000.00                      22          30,266,822.87        5.08           5.224         698          65.60
1,500,000.01 >=                                  13          26,267,499.99        4.41           5.162         708          65.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 44,851.14
Maximum: 3,500,000.00
Average: 308,674.30
Total: 595,741,407.22




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  Remaining Term to Stated Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
REMAINING TERM TO                            MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
STATED MATURITY                                LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 120                                            1             674,981.25        0.11           5.500         674          61.36
271 - 300                                         2           1,125,600.00        0.19           4.722         690          68.16
331 - 360                                     1,927         593,940,825.97       99.70           4.983         711          74.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 360
Weighted Average: 356


------------------------------------------------------------------------------------------------------------------------------------
                                                         Mortgage Rates (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
                                             MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
MORTGAGE RATES (%)                             LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                                     4             443,429.38        0.07           2.970         714          79.77
3.001 - 3.500                                    87          22,136,537.33        3.72           3.407         718          73.71
3.501 - 4.000                                   240          79,618,092.06       13.36           3.858         717          72.99
4.001 - 4.500                                   327         111,555,016.36       18.73           4.349         724          72.12
4.501 - 5.000                                   332         115,543,138.08       19.39           4.796         716          73.98
5.001 - 5.500                                   261          99,465,422.08       16.70           5.293         710          74.89
5.501 - 6.000                                   383          95,689,139.36       16.06           5.833         700          77.88
6.001 - 6.500                                   213          52,032,151.24        8.73           6.292         695          76.76
6.501 - 7.000                                    59          14,319,447.86        2.40           6.782         684          79.04
7.001 - 7.500                                    22           4,572,401.63        0.77           7.308         696          84.40
7.501 - 8.000                                     2             366,631.84        0.06           7.625         667          87.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.875%
Maximum: 7.625%
Weighted Average: 4.983%


------------------------------------------------------------------------------------------------------------------------------------
                                                  Original Loan-to-Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
ORIGINAL LOAN-TO-VALUE                       MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
RATIO (%)                                      LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                          4             851,064.08        0.14           4.094         765          18.79
30.01 - 35.00                                     5           1,961,070.72        0.33           4.540         745          32.06
35.01 - 40.00                                     9           2,987,600.00        0.50           4.576         697          37.46
40.01 - 45.00                                    15           4,767,350.56        0.80           4.792         733          42.84
45.01 - 50.00                                    14           5,642,078.51        0.95           4.302         719          48.32
50.01 - 55.00                                    21           5,950,324.97        1.00           4.553         729          52.44
55.01 - 60.00                                    48          25,075,164.23        4.21           4.626         719          58.32
60.01 - 65.00                                   115          69,879,118.22       11.73           4.696         715          64.05
65.01 - 70.00                                   136          67,125,015.60       11.27           5.165         703          68.96
70.01 - 75.00                                   171          62,877,343.44       10.55           4.923         712          73.96
75.01 - 80.00                                 1,131         301,238,615.40       50.57           5.015         712          79.74
80.01 - 85.00                                    41           7,350,514.34        1.23           5.353         704          84.35
85.01 - 90.00                                   135          25,152,927.78        4.22           5.505         706          89.67
90.01 - 95.00                                    67          11,929,746.62        2.00           5.345         694          94.74
95.01 - 100.00                                   18           2,953,472.75        0.50           5.256         636          99.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.35%
Maximum: 100.00%
Weighted Average by Current Balance: 74.72%




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             FICO Score
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
                                             MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
FICO SCORE                                     LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
526 - 550                                         1             139,033.60        0.02           5.875         538          87.49
551 - 575                                         1              67,739.88        0.01           6.250         559         100.00
576 - 600                                        17           2,848,301.98        0.48           5.879         591          85.24
601 - 625                                        43           8,950,076.95        1.50           5.697         615          80.85
626 - 650                                        75          24,844,771.23        4.17           5.587         640          74.83
651 - 675                                       279          88,683,061.85       14.89           5.118         664          74.40
676 - 700                                       419         138,879,431.06       23.31           5.038         688          75.21
701 - 725                                       389         116,186,414.07       19.50           4.965         713          75.32
726 - 750                                       301          88,154,727.07       14.80           4.805         737          75.31
751 - 775                                       234          73,128,642.52       12.28           4.856         762          73.15
776 - 800                                       152          47,393,345.88        7.96           4.683         786          71.78
801 - 825                                        19           6,465,861.13        1.09           4.594         806          75.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 538
Maximum: 817
Weighted Average: 711


------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution by Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
GEOGRAPHIC                                   NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
DISTRIBUTION BY                              MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
BALANCE                                        LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                      627         281,290,226.64       47.22           5.008         711          72.69
Florida                                         231          54,523,459.22        9.15           5.512         706          77.22
Arizona                                         195          40,498,510.46        6.80           5.253         717          77.14
Georgia                                         172          31,202,134.03        5.24           4.291         705          80.96
Colorado                                         75          19,162,892.24        3.22           4.604         721          73.16
Nevada                                           60          17,712,329.78        2.97           5.112         713          75.28
Maryland                                         43          16,324,762.74        2.74           4.868         696          76.71
New Jersey                                       50          15,661,852.76        2.63           4.504         713          71.43
Texas                                            89          14,775,891.19        2.48           5.122         708          78.05
Virginia                                         48          13,294,814.98        2.23           4.684         717          76.39
Other                                           340          91,294,533.18       15.32           4.884         715          75.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented (including DC): 46


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
                                             MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
OCCUPANCY                                      LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                       1,446         473,919,857.27       79.55           4.940         708          74.90
Investment                                      379          84,943,285.44       14.26           5.237         723          74.59
Second Home                                     105          36,878,264.51        6.19           4.956         725          72.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Level
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
DOCUMENTATION                                MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
LEVEL                                          LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Limited                                         870         291,266,651.22       48.89           5.085         712          75.16
Full/Alt                                        739         197,459,058.39       33.15           4.789         709          76.75
No Documentation                                178          60,047,897.05       10.08           5.007         719          66.66
No Ratio                                        133          45,120,899.45        7.57           5.156         706          73.65
Lite                                             10           1,846,901.11        0.31           4.565         692          78.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
                                             MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
PURPOSE                                        LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                      1,219         346,504,344.72       58.16           5.023         716          78.06
Refinance - Cashout                             473         185,444,463.32       31.13           5.004         705          69.56
Refinance - Rate Term                           238          63,792,599.18       10.71           4.703         702          71.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
                                             MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
PROPERTY TYPE                                  LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                       1,096         339,413,166.90       56.97           4.947         709          74.38
PUD                                             534         168,910,068.29       28.35           4.983         712          75.51
Condominium                                     203          52,191,112.24        8.76           5.132         715          76.60
2-4 Family                                       96          35,141,359.73        5.90           5.109         721          71.45
Co-op                                             1              85,700.06        0.01           5.625         619          95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Prepayment Penalty Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
PREPAYMENT                                   MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
PENALTY TERM                                   LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                               924         287,813,843.93       48.31           4.497         716          74.48
1                                                 1             380,000.00        0.06           4.125         670          76.00
4                                                13           5,904,608.58        0.99           4.716         710          73.83
6                                                86          43,189,651.99        7.25           4.664         710          72.31
7                                                12           5,402,691.61        0.91           4.772         734          73.34
8                                                 4           2,102,090.06        0.35           4.071         770          63.99
12                                               49          15,021,194.95        2.52           4.826         702          74.40
24                                               40          11,790,870.33        1.98           5.936         701          78.83
36                                              521         149,000,625.35       25.01           5.698         703          75.68
42                                                2             341,499.99        0.06           6.625         759          80.00
60                                              278          74,794,330.43       12.55           5.555         711          75.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Conforming Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
CONFORMING                                   MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
BALANCE                                        LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                          570         341,430,958.44       57.31           4.908         712          72.22
Conforming Balance                            1,360         254,310,448.78       42.69           5.084         710          78.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Maximum Mortgage Rates (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
MAXIMUM                                      NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
MORTGAGE RATES                               MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
(%)                                            LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                                     1             244,000.00        0.04           5.625         687          80.00
8.001 - 9.000                                     8           2,032,828.38        0.34           3.670         743          67.93
9.001 - 10.000                                  312          93,586,024.80       15.71           3.777         720          73.16
10.001 - 11.000                                 728         242,783,228.96       40.75           4.677         716          73.68
11.001 - 12.000                                 671         197,572,171.04       33.16           5.526         706          76.19
12.001 - 13.000                                 183          50,290,048.17        8.44           6.417         694          76.39
13.001 - 14.000                                   9           2,926,362.39        0.49           7.294         700          81.81
15.001 - 16.000                                   2             433,258.61        0.07           3.863         663          72.00
17.001 - 18.000                                  13           4,777,746.62        0.80           5.541         699          78.57
18.001 - 19.000                                   3           1,095,738.25        0.18           6.194         701          77.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.875%
Maximum: 18.250%
Weighted Average: 11.008%


------------------------------------------------------------------------------------------------------------------------------------
                                                     Minimum Mortgage Rates (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
MINIMUM                                      NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
MORTGAGE RATES                               MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
(%)                                            LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                                     7           2,505,000.57        0.42           3.735         733          70.86
2.001 - 3.000                                 1,758         541,442,277.84       90.89           4.977         712          74.61
3.001 - 4.000                                   143          45,190,202.69        7.59           5.068         707          76.03
4.001 - 5.000                                    20           6,103,017.56        1.02           5.393         692          78.71
5.001 - 6.000                                     2             500,908.56        0.08           5.481         726          54.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.500%
Maximum: 6.000%
Weighted Average: 2.420%




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          Gross Margin (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
                                             MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
GROSS MARGIN (%)                               LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                     2           1,140,145.36        0.19           3.636         744          65.26
1.501 - 2.000                                     5           1,364,855.21        0.23           3.818         725          75.54
2.001 - 2.500                                 1,562         508,557,300.91       85.37           4.949         713          74.17
2.501 - 3.000                                   257          54,635,253.56        9.17           5.082         699          77.74
3.001 - 3.500                                    90          26,400,560.60        4.43           5.488         702          79.10
3.501 - 4.000                                     8           1,488,390.11        0.25           5.147         675          73.24
4.001 - 4.500                                     5           1,914,365.12        0.32           5.597         674          80.00
4.501 - 5.000                                     1             240,536.35        0.04           6.000         673          80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.500%
Maximum: 4.750%
Weighted Average: 2.366%


------------------------------------------------------------------------------------------------------------------------------------
                                                   Months to Next Rate Adjustment
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
MONTHS TO NEXT RATE                          MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
ADJUSTMENT                                     LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0 - 5                                         1,085         377,039,268.48       63.29           4.532         717          73.93
6-11                                             74          27,939,857.08        4.69           4.525         715          72.15
18 - 23                                          25           7,415,024.99        1.24           6.056         700          77.37
30 - 35                                          95          37,857,837.92        6.35           5.629         699          74.59
36 - 41                                           1             721,000.00        0.12           4.625         728          70.00
48 - 53                                           8           1,413,645.91        0.24           5.804         680          84.47
54 - 59                                         640         142,704,772.84       23.95           6.028         700          77.21
60 - 65                                           2             650,000.00        0.11           5.313         705          62.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 60
Weighted Average: 18


------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
INITIAL PERIODIC                             MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
CAP (%)                                        LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                         1,074         368,961,336.36       61.93           4.526         717          73.94
2.000                                            42          10,351,261.29        1.74           5.468         655          79.22
2.250                                             1             244,000.00        0.04           5.625         687          80.00
3.000                                            14           3,593,371.57        0.60           5.677         705          72.24
5.000                                           224          46,134,374.39        7.74           6.054         697          79.52
5.875                                             1             220,000.00        0.04           5.625         739          80.00
6.000                                           558         159,991,580.32       26.86           5.692         705          75.06
N/A                                              16           6,245,483.29        1.05           4.629         719          70.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 2.702%



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          Periodic Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
PERIODIC                                     MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
CAP (%)                                        LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1                                             1,315         421,645,274.56       70.78           4.717         715          74.63
2                                               575         158,822,243.77       26.66           5.693         702          75.01
3                                                 1             113,598.97        0.02           4.125         746          80.00
6                                                23           8,914,806.63        1.50           5.150         707          76.91
N/A                                              16           6,245,483.29        1.05           4.629         719          70.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.345%


------------------------------------------------------------------------------------------------------------------------------------
                                                    Remaining Interest Only Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          WEIGHTED
                                                                                  % OF                                     AVERAGE
                                             NUMBER OF           TOTAL           TOTAL          WEIGHTED                  ORIGINAL
REMAINING INTEREST                           MORTGAGE           CURRENT         CURRENT         AVERAGE        FICO        SUBJECT
ONLY TERM                                      LOANS          BALANCE ($)       BALANCE        COUPON (%)     SCORE        LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                             228          58,035,061.38        9.74           5.202         701          75.84
1 - 5                                            11           3,541,211.46        0.59           4.473         732          76.40
6 - 10                                            1             775,000.00        0.13           4.125         778          41.89
21 - 25                                           2             428,000.00        0.07           4.677         735          65.35
31 - 35                                          61          23,295,402.17        3.91           5.582         692          73.80
36 - 40                                           1             721,000.00        0.12           4.625         728          70.00
51 - 55                                          14           3,270,978.96        0.55           5.176         721          75.37
56 - 60                                         122          39,787,908.11        6.68           5.937         686          73.13
76 - 80                                           1             392,000.00        0.07           3.250         731          80.00
111 - 115                                       507         132,397,858.28       22.22           4.658         714          75.38
116 - 120                                       982         333,096,986.86       55.91           4.927         716          74.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,930         595,741,407.22      100.00           4.983         711          74.72
------------------------------------------------------------------------------------------------------------------------------------
Non Zero Minimum: 1
Maximum: 120
Non Zero Weighted Average: 107



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                               December 14, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley

------------------------------------------------------------------------------




FOR ADDITIONAL INFORMATION PLEASE CALL:


                                Morgan Stanley

              Structured Finance
              ------------------
              Valerie Kay                          (212) 761-2162
              Lydia Foo                            (212) 761-1297
              Parichart Thepvongs                  (212) 761-7495

              Capital Markets/Trading
              -----------------------
              Rick Onkey                           (212) 761-2122
              Jay Hallik                           (212) 761-2252
              Vanessa Vanacker                     (212) 761-2016
              Brian Hartmann                       (212) 761-1447





                            Rating Agency Contacts

              Standard & Poor's
              -----------------
              Brian Vonderhorst                    (212) 438-8457

              Moody's
              -------
              Joseph Grohotolski                   (212) 553-4619

              Fitch
              -----
              Andrea Murad                         (212) 908-0896




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

                                                                                                      MORGAN STANLEY
                                                                                                          76 records
MSM 2004-11AR Floater; Current Balance Greater than 900,000                                      Balance: 96,173,973
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of            Total         Total       Weighted               Original
                                       Mortgage          Current       Current        Average      FICO      Subject
Product Type                              Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 6 Month Libor               35     41,956,278.41        43.63          4.703       713        65.11
10 Yr IO - ARM - 1 Month Libor               20     26,386,658.99        27.44          4.557       716        67.88
10 Yr IO - ARM - 5 Yr (6 Mo Libor)            7      9,532,700.00         9.91          6.176       701        63.95
5 Yr IO - ARM - 5 Yr (6 Mo Libor)             4      5,745,000.00         5.97          6.566       638        67.98
3 Yr IO - ARM - 3 Yr (6 Mo Libor)             4      5,270,000.00         5.48          5.241       703        67.18
ARM - 6 Month Libor                           3      3,089,332.75         3.21          5.159       711        71.53
10 Yr IO - ARM - 3 Yr (6 Mo Libor)            2      2,764,999.99         2.87          6.073       724        70.00
5 Yr IO - ARM - 5 Yr (1 Yr Libor)             1      1,429,003.27         1.49          6.500       698        65.23
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Index Type                                Loans       Balance ($)     Balance      Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
Libor - 1 Month                              20     26,386,658.99        27.44          4.557       716        67.88
Libor - 6 Month                              55     68,358,311.15        71.08          5.182       704        65.84
Libor - 1 Year                                1      1,429,003.27         1.49          6.500       698        65.23
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
Original Mortgage Loan                 Mortgage           Current      Current        Average      FICO      Subject
Principal Balance ($)                     Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00                       4      3,600,000.00         3.74          4.625       712        56.27
900,000.01 - 1,000,000.00                    37     36,039,650.55        37.47          4.812       714        68.87
1,000,000.01 - 1,500,000.00                  22     30,266,822.87        31.47          5.224       698        65.60
1,500,000.01 >=                              13     26,267,499.99        27.31          5.162       708        65.27
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 900,000.00
Maximum: 3,500,000.00
Average: 1,265,777.89
Total: 96,199,120.00
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 12:08                                                 Page 1 of 9

                                                                                                      MORGAN STANLEY
                                                                                                          76 records
MSM 2004-11AR Floater; Current Balance Greater than 900,000                                      Balance: 96,173,973
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
Current Mortgage Loan                  Mortgage           Current      Current        Average      FICO      Subject
Principal Balance ($)                     Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00                       4      3,600,000.00         3.74          4.625       712        56.27
900,000.01 - 1,000,000.00                    37     36,039,650.55        37.47          4.812       714        68.87
1,000,000.01 - 1,500,000.00                  22     30,266,822.87        31.47          5.224       698        65.60
1,500,000.01 >=                              13     26,267,499.99        27.31          5.162       708        65.27
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 900,000.00
Maximum: 3,500,000.00
Average: 1,265,447.02
Total: 96,173,973.41
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
Remaining Term                         Mortgage           Current      Current        Average      FICO      Subject
to Stated Maturity                        Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
271 - 300                                     1      1,000,000.00         1.04          4.875       686        66.67
331 - 360                                    75     95,173,973.41        98.96          5.032       708        66.38
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 298
Maximum: 359
Weighted Average: 356
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 12:08                                                 Page 2 of 9

                                                                                                      MORGAN STANLEY
                                                                                                          76 records
MSM 2004-11AR Floater; Current Balance Greater than 900,000                                      Balance: 96,173,973
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Mortgage Rates (%)                        Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                 1      1,500,000.00         1.56          3.500       659        50.00
3.501 - 4.000                                10     13,508,217.03        14.05          3.896       707        64.14
4.001 - 4.500                                16     17,633,600.37        18.34          4.334       714        65.95
4.501 - 5.000                                14     17,732,903.15        18.44          4.779       730        65.88
5.001 - 5.500                                15     19,434,150.00        20.21          5.232       718        69.11
5.501 - 6.000                                 9      9,867,099.60        10.26          5.779       699        67.98
6.001 - 6.500                                 8     11,708,003.26        12.17          6.286       680        65.19
6.501 - 7.000                                 3      4,790,000.00         4.98          6.773       661        69.93
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 3.500%
Maximum: 6.875%
Weighted Average: 5.030%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
Original                               Mortgage           Current      Current        Average      FICO      Subject
Loan-to-Value Ratio (%)                   Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                 1      1,000,000.00         1.04          6.375       716        43.48
45.01 - 50.00                                 2      2,400,000.00         2.50          3.969       662        48.15
55.01 - 60.00                                10     11,655,999.99        12.12          4.565       727        58.76
60.01 - 65.00                                24     35,214,998.79        36.62          4.760       714        64.00
65.01 - 70.00                                23     29,630,711.69        30.81          5.599       691        68.82
70.01 - 75.00                                 8      8,558,350.00         8.90          5.030       708        73.80
75.01 - 80.00                                 8      7,713,912.94         8.02          4.941       722        79.88
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 43.48%
Maximum: 80.00%
Weighted Average by Current Balance: 66.39%
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 12:08                                                 Page 3 of 9

                                                                                                      MORGAN STANLEY
                                                                                                          76 records
MSM 2004-11AR Floater; Current Balance Greater than 900,000                                      Balance: 96,173,973
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
FICO                                   Mortgage           Current      Current        Average      FICO      Subject
Score                                     Loans        Balance ($)     Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
626 - 650                                     4      5,759,000.00         5.99          6.421       632        67.99
651 - 675                                    13     15,881,899.59        16.51          4.854       661        63.62
676 - 700                                    23     28,499,341.88        29.63          5.194       688        68.53
701 - 725                                    13     17,055,350.00        17.73          4.882       714        65.56
726 - 750                                     6      7,378,433.15         7.67          4.785       735        66.48
751 - 775                                    11     12,927,020.37        13.44          5.006       764        65.32
776 - 800                                     6      8,672,928.42         9.02          4.428       786        66.49
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 631
Maximum: 791
Non-Zero Weighted Average: 707
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
Geographic                                   of             Total        Total       Weighted               Original
Distribution                           Mortgage           Current      Current        Average      FICO      Subject
by Balance                                Loans        Balance ($)     Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
California                                   45     57,548,436.41        59.84          5.124       709        66.23
Florida                                       6      8,481,678.41         8.82          4.907       702        66.65
Arizona                                       5      5,854,800.00         6.09          5.231       707        66.35
Hawaii                                        3      3,360,000.00         3.49          5.083       728        65.71
Maryland                                      2      3,250,000.00         3.38          5.462       659        69.30
Massachusetts                                 2      2,607,288.62         2.71          4.695       743        70.00
Nevada                                        2      2,436,500.00         2.53          4.975       709        70.97
Colorado                                      2      2,426,057.04         2.52          4.048       715        61.91
South Carolina                                2      2,300,000.00         2.39          5.158       724        60.93
Texas                                         1      1,500,000.00         1.56          3.500       659        50.00
Other                                         6      6,409,212.93         6.66          4.768       699        70.60
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Number of States Represented: 16
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 12:08                                                 Page 4 of 9

                                                                                                      MORGAN STANLEY
                                                                                                          76 records
MSM 2004-11AR Floater; Current Balance Greater than 900,000                                      Balance: 96,173,973
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Occupancy                                 Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
Primary                                      61     78,901,244.62        82.04          5.054       703       66.81
Second Home                                   9     10,704,178.42        11.13          4.856       720       63.10
Investment                                    6      6,568,550.37         6.83          5.032       735       66.65
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707       66.39
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Documentation Level                       Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
Limited                                      40     53,450,743.08        55.58          5.078       710        66.84
Full/Alt                                     19     24,375,324.06        25.35          5.224       695        67.80
No Documentation                             10     10,538,912.94        10.96          4.658       708        63.48
No Ratio                                      7      7,808,993.33         8.12          4.600       725        62.76
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Purpose                                   Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                          36     49,693,758.20        51.67          5.040       707        64.73
Purchase                                     32     37,229,111.94        38.71          5.059       710        69.76
Refinance - Rate Term                         8      9,251,103.27         9.62          4.863       697        61.69
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 12:08                                                 Page 5 of 9

                                                                                                      MORGAN STANLEY
                                                                                                          76 records
MSM 2004-11AR Floater; Current Balance Greater than 900,000                                      Balance: 96,173,973
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Property Type                             Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
Single Family Residence                      41     50,311,073.45        52.31          5.124       706        66.15
Planned Unit Development                     27     36,374,706.63        37.82          4.878       704        66.64
2-4 Family                                    6      6,363,193.33         6.62          4.977       732        68.70
Condominium                                   2      3,125,000.00         3.25          5.405       713        62.60
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Prepayment Penalty Term                   Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
0                                            33     38,928,157.22        40.48          4.660       715        66.52
4                                             2      2,000,000.00         2.08          5.250       689        64.88
6                                             5      5,280,000.00         5.49          4.677       694        66.67
7                                             1      1,494,770.00         1.55          4.875       765        64.99
8                                             1        940,000.00         0.98          4.000       791        80.00
12                                            2      3,956,000.00         4.11          3.871       704        63.54
36                                           23     29,799,296.19        30.98          5.676       688        66.39
60                                            9     13,775,750.00        14.32          5.203       725        66.14
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Conforming Balance                        Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 12:08                                                 Page 6 of 9

                                                                                                      MORGAN STANLEY
                                                                                                          76 records
MSM 2004-11AR Floater; Current Balance Greater than 900,000                                      Balance: 96,173,973
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Maximum Mortgage Rates (%)                Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                               10     12,546,978.78        13.05          3.879       724        61.11
10.001 - 11.000                              30     35,487,741.77        36.90          4.545       717        66.33
11.001 - 12.000                              25     31,641,249.60        32.90          5.302       707        68.45
12.001 - 13.000                              11     16,498,003.26        17.15          6.427       675        66.56
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 9.500%
Maximum: 12.875%
Weighted Average: 11.079%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Minimum Mortgage Rates (%)                Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                72     92,245,040.26        95.91          5.034       705        66.28
3.001 - 4.000                                 4      3,928,933.15         4.09          4.936       754        68.91
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 3.875%
Weighted Average: 2.320%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Gross Margin (%)                          Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                70     90,410,060.47        94.01          5.051       706        66.32
2.501 - 3.000                                 4      3,830,000.00         3.98          4.432       715        63.64
3.001 - 3.500                                 2      1,933,912.94         2.01          5.257       759        74.93
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 3.250%
Weighted Average: 2.297%
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 12:08                                                 Page 7 of 9

                                                                                                      MORGAN STANLEY
                                                                                                          76 records
MSM 2004-11AR Floater; Current Balance Greater than 900,000                                      Balance: 96,173,973
====================================================================================================================


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Months to Next Rate Adjustment            Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
0 - 5                                        53     66,351,370.15        68.99          4.680       714        66.48
6 - 11                                        5      5,080,900.00         5.28          4.522       716        65.52
30 - 35                                       6      8,034,999.99         8.35          5.527       710        68.15
54 - 59                                      12     16,706,703.27        17.37          6.338       679        65.45
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 59
Weighted Average: 14
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Initial Periodic Cap (%)                  Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
1.000                                        51     62,833,011.55        65.33          4.721       715        66.25
2.000                                         1      1,429,003.27         1.49          6.500       698        65.23
5.000                                         1      1,800,000.00         1.87          5.125       731        58.06
6.000                                        22     28,611,958.59        29.75          5.625       690        67.21
99.000                                        1      1,500,000.00         1.56          5.125       710        67.42
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 2.602%
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 12:08                                                 Page 8 of 9

                                                                                                      MORGAN STANLEY
                                                                                                          76 records
MSM 2004-11AR Floater; Current Balance Greater than 900,000                                      Balance: 96,173,973
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Periodic Cap (%)                          Loans        Balance ($)     Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
1.000                                        53     65,605,011.55        68.21          4.725       715        66.23
2.000                                        21     28,115,048.92        29.23          5.747       687        66.23
6.000                                         1        953,912.94         0.99          4.750       745        80.00
99.000                                        1      1,500,000.00         1.56          5.125       710        67.42
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.347%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                         Number                           % of                               Average
                                             of             Total        Total       Weighted               Original
                                       Mortgage           Current      Current        Average      FICO      Subject
Remaining IO Term                         Loans       Balance ($)      Balance     Coupon (%)     Score      LTV (%)
--------------------------------------------------------------------------------------------------------------------
0 - 0                                         3      3,089,332.75         3.21          5.159       711        71.53
31 - 35                                       4      5,270,000.00         5.48          5.241       703        67.18
56 - 60                                       5      7,174,003.27         7.46          6.553       650        67.44
111 - 115                                    13     17,213,445.65        17.90          4.492       701        65.27
116 - 120                                    51     63,427,191.74        65.95          4.980       716        66.25
--------------------------------------------------------------------------------------------------------------------
Total:                                       76     96,173,973.41       100.00          5.030       707        66.39
--------------------------------------------------------------------------------------------------------------------
Minimum: 33
Maximum: 119
Non-Zero Weighted Average: 107.
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 12:08                                                 Page 9 of 9

                                                                                                                     MORGAN STANLEY
                                                                                                                      1,930 records
MSM 2004-11AR Floater                                                                                          Balance: 595,741,407
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                        Number                                      % of            Wtd              Wtd     Pct
                                            of             Total             Avg   Total      Wtd   Avg     Wtd      Avg     Full
                                      Mortgage           Current         Current  Current     Avg   Rem     Avg     Orig      Alt
Current Mortgage Principal Balance       Loans           Balance         Balance  Balance  Coupon  Term    FICO      LTV      Doc
----------------------------------------------------------------------------------------------------------------------------------
<= 700,000.00                            1,812    466,316,608.44      257,349.12    78.28   4.981   356     711    76.90    35.90
700,000.01 - 800,000.00                     28     21,311,157.56      761,112.77     3.58   4.746   357     735    65.61    18.60
800,000.01 - 900,000.00                     18     15,539,667.81      863,314.88     2.61   5.002   356     706    69.43    11.10
900,000.01 - 1,000,000.00                   37     36,039,650.55      974,044.61     6.05   4.812   355     714    68.87    26.79
1,100,000.01 - 1,200,000.00                  3      3,444,699.60    1,148,233.20     0.58   5.373   357     667    67.61     0.00
1,200,000.01 - 1,300,000.00                  3      3,771,850.00    1,257,283.33     0.63   5.131   356     743    67.01    33.06
1,300,000.01 - 1,400,000.00                  4      5,404,000.00    1,351,000.00     0.91   5.899   357     676    66.98     0.00
1,400,000.01 - 1,500,000.00                 12     17,646,273.27    1,470,522.77     2.96   5.008   357     701    64.48    16.79
1,500,000.01 - 2,000,000.00                 10     17,427,499.99    1,742,750.00     2.93   5.686   357     700    66.10    60.31
2,000,000.01 - 2,500,000.00                  1      2,340,000.00    2,340,000.00     0.39   3.875   355     651    65.00     0.00
2,500,000.01 - 3,000,000.00                  1      3,000,000.00    3,000,000.00     0.50   3.750   355     708    61.22     0.00
3,000,000.01 - 3,500,000.00                  1      3,500,000.00    3,500,000.00     0.59   4.625   358     789    64.81     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,930    595,741,407.22      308,674.30   100.00   4.983   356     711    74.72    33.15
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------

                                        Pct       Pct                    Pct       Wtd
                                      Owner    Single        Pct     Cashout       Avg
Current Mortgage Principal Balance      Occ    Family         IO        Refi       DTI
----------------------------------------------------------------------------------------------
<= 700,000.00                         79.45     57.40      89.94       25.74     35.23
700,000.01 - 800,000.00               74.91     64.42      78.80       57.41     28.80
800,000.01 - 900,000.00               72.53     72.90      94.64       39.68     32.13
900,000.01 - 1,000,000.00             78.72     43.48      94.59       37.93     34.48
1,100,000.01 - 1,200,000.00           67.49     66.89      66.89       67.49     32.95
1,200,000.01 - 1,300,000.00          100.00    100.00     100.00       66.94     38.13
1,300,000.01 - 1,400,000.00          100.00     49.87     100.00       25.26     35.49
1,400,000.01 - 1,500,000.00           66.78     58.11     100.00       33.58     29.85
1,500,000.01 - 2,000,000.00           90.12     68.96     100.00       70.84     36.73
2,000,000.01 - 2,500,000.00          100.00      0.00     100.00      100.00     37.47
2,500,000.01 - 3,000,000.00          100.00      0.00     100.00      100.00     32.97
3,000,000.01 - 3,500,000.00          100.00      0.00     100.00      100.00     26.87
---------------------------------------------------------------------------------------------
Total:                                79.55     56.97      90.71       31.13     34.81
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                        Number                                      % of            Wtd              Wtd     Pct
                                            of             Total             Avg   Total      Wtd   Avg     Wtd      Avg     Full
FICO                                  Mortgage           Current         Current  Current     Avg   Rem     Avg     Orig      Alt
Score                                    Loans           Balance         Balance  Balance  Coupon  Term    FICO      LTV      Doc
----------------------------------------------------------------------------------------------------------------------------------
600 - 649                                  112     31,837,887.13      284,266.85   12.48    5.689   356     632    76.47    49.20
650 - 699                                  687    223,329,858.20      325,079.85   87.52    5.071   355     678    74.91    33.83
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     799    255,167,745.33      319,358.88  100.00    5.148   356     672    75.10    35.75
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------

                                        Pct       Pct                    Pct       Wtd
FICO                                  Owner    Single        Pct     Cashout       Avg
Score                                   Occ    Family         IO        Refi       DTI
----------------------------------------------------------------------------------------
600 - 649                             97.51     64.33      81.83       39.84     37.44
650 - 699                             82.66     57.84      91.83       36.61     35.73
----------------------------------------------------------------------------------------
Total:                                84.52     58.65      90.58       37.02     35.96
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                        Number                                      % of            Wtd              Wtd     Pct
Original                                    of             Total             Avg   Total      Wtd   Avg     Wtd      Avg     Full
Loan-to-Value Ratio                   Mortgage           Current         Current  Current     Avg   Rem     Avg     Orig      Alt
Greater or Equal 80                      Loans           Balance         Balance  Balance  Coupon  Term    FICO      LTV      Doc
----------------------------------------------------------------------------------------------------------------------------------
80.00 - 84.99                              914    241,145,610.37      263,835.46   84.84    5.062   356     712    80.07    41.02
85.00 - 89.99                               55      9,503,209.32      172,785.62    3.34    5.131   356     701    87.54    46.77
90.00 - 94.99                              121     22,217,653.35      183,616.97    7.82    5.594   356     704    90.65    28.15
95.00 - 99.99                               52      9,300,738.84      178,860.36    3.27    5.466   355     690    95.29    34.20
100.00 >=                                   13      2,062,818.01      158,678.31    0.73    5.086   356     643    100.00   12.12
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,155    284,230,029.89      246,086.61  100.00    5.119   356     710    81.79    39.78


-----------------------------------------------------------------------------------------

Original                                 Pct       Pct                 Pct        Wtd
Loan-to-Value Ratio                    Owner    Single      Pct     Cashout       Avg
Greater or Equal 80                      Occ    Family       IO        Refi       DTI
------------------------------------------------------------------------------------------
80.00 - 84.99                          85.67     56.97     89.71      14.56     36.01
85.00 - 89.99                          47.31     71.18     88.35      26.86     34.15
90.00 - 94.99                          54.04     42.63     84.19      14.31     36.18
95.00 - 99.99                          89.15     59.12     89.12      20.77     37.21
100.00 >=                             100.00     76.27     41.17       0.00     47.16
------------------------------------------------------------------------------------------
Total:                                 82.13     56.54     88.86      15.05     36.05
-----------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------
 Dec 15, 2004 10:16                                                Page 1 of 3

                                                                                                                     MORGAN STANLEY
                                                                                                                      1,930 records
MSM 2004-11AR Floater                                                                                          Balance: 595,741,407
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                           Number                                          % of              Wtd             Wtd     Pct
                               of             Total              Avg      Total      Wtd     Avg     Wtd     Avg    Full     Pct
                         Mortgage           Current          Current    Current      Avg     Rem     Avg    Orig     Alt   Owner
Second Home                 Loans           Balance          Balance    Balance   Coupon    Term    FICO     LTV     Doc     Occ
----------------------------------------------------------------------------------------------------------------------------------
Second Home                   105     36,878,264.51       351,221.57     100.00    4.956     355     725   72.73   25.59    0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        105     36,878,264.51       351,221.57     100.00    4.956     355     725   72.73   25.59    0.00
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------

                          Pct                 Pct       Wtd
                       Single      Pct    Cashout       Avg
Second Home            Family       IO       Refi       DTI
-------------------------------------------------------------
Second Home             42.73    98.15      23.28     33.05
-------------------------------------------------------------
Total:                  42.73    98.15      23.28     33.05
-------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                           Number                                          % of              Wtd             Wtd     Pct
                               of             Total              Avg      Total      Wtd     Avg     Wtd     Avg    Full     Pct
                         Mortgage           Current          Current    Current      Avg     Rem     Avg    Orig     Alt   Owner
Investment Property         Loans           Balance          Balance    Balance   Coupon    Term    FICO     LTV     Doc     Occ
----------------------------------------------------------------------------------------------------------------------------------
Investment                    379     84,943,285.44       224,124.76     100.00    5.237     356     723   74.59   30.57    0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        379     84,943,285.44       224,124.76     100.00    5.237     356     723   74.59   30.57    0.00
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------

                            Pct                 Pct        Wtd
                         Single      Pct    Cashout        Avg
Investment Property      Family       IO       Refi        DTI
---------------------------------------------------------------
Investment                50.33    87.44      23.30      34.13
---------------------------------------------------------------
Total:                    50.33    87.44      23.30      34.13
---------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                           Number                                          % of              Wtd             Wtd     Pct
                               of             Total              Avg      Total      Wtd     Avg     Wtd     Avg    Full     Pct
                         Mortgage           Current          Current    Current      Avg     Rem     Avg    Orig     Alt   Owner
Limited Doc                 Loans           Balance          Balance    Balance   Coupon    Term    FICO     LTV     Doc     Occ
----------------------------------------------------------------------------------------------------------------------------------
Limited                       870    291,266,651.22       334,789.25     100.00    5.085     356     712   75.16    0.00   78.16
----------------------------------------------------------------------------------------------------------------------------------
Total:                        870    291,266,651.22       334,789.25     100.00    5.085     356     712   75.16    0.00   78.16
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------

                            Pct                 Pct        Wtd
                         Single      Pct    Cashout        Avg
Limited Doc              Family       IO       Refi        DTI
---------------------------------------------------------------
Limited                   57.77    89.82      32.12      34.17
---------------------------------------------------------------
Total:                    57.77    89.82      32.12      34.17
---------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                           Number                                          % of              Wtd             Wtd     Pct
                               of             Total              Avg      Total      Wtd     Avg     Wtd     Avg    Full     Pct
                         Mortgage           Current          Current    Current      Avg     Rem     Avg    Orig     Alt   Owner
Cashout Loans               Loans           Balance          Balance    Balance   Coupon    Term    FICO     LTV     Doc     Occ
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout           473    185,444,463.32       392,060.18     100.00    5.004     355     705   69.56   26.89   84.70
----------------------------------------------------------------------------------------------------------------------------------
Total:                        473    185,444,463.32       392,060.18     100.00    5.004     355     705   69.56   26.89   84.70
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------

                          Pct                 Pct        Wtd
                       Single      Pct    Cashout        Avg
Cashout Loans          Family      IO        Refi        DTI
-------------------------------------------------------------
Refinance - Cashout     63.09    91.41     100.00      33.68
-------------------------------------------------------------
Total:                  63.09    91.41     100.00      33.68
-------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                           Number                                          % of              Wtd             Wtd     Pct
                               of             Total              Avg      Total      Wtd     Avg     Wtd     Avg    Full     Pct
                         Mortgage           Current          Current    Current      Avg     Rem     Avg    Orig     Alt   Owner
2-4 Family                  Loans           Balance          Balance    Balance   Coupon    Term    FICO     LTV     Doc     Occ
----------------------------------------------------------------------------------------------------------------------------------
2-4 Family                    96      35,141,359.73       366,055.83     100.00    5.109     357     721   71.45   23.78   55.50
----------------------------------------------------------------------------------------------------------------------------------
Total:                        96      35,141,359.73       366,055.83     100.00    5.109     357     721   71.45   23.78   55.50
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------

                          Pct                 Pct        Wtd
                       Single      Pct    Cashout        Avg
2-4 Family             Family       IO       Refi        DTI
-------------------------------------------------------------
2-4 Family               0.00    85.16      37.70      32.90
-------------------------------------------------------------
Total:                   0.00    85.16      37.70      32.90
-------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 10:16                                                 Page 2 of 3

                                                                                                                     MORGAN STANLEY
                                                                                                                      1,930 records
MSM 2004-11AR Floater                                                                                          Balance: 595,741,407
===================================================================================================================================



---------------------------------------------------------------------------------------------------------------------------------
                           Number                                          % of              Wtd             Wtd    Pct
                               of             Total              Avg      Total      Wtd     Avg     Wtd     Avg   Full      Pct
                         Mortgage           Current          Current    Current      Avg     Rem     Avg    Orig    Alt    Owner
Condo                       Loans           Balance          Balance    Balance   Coupon    Term    FICO     LTV    Doc      Occ
---------------------------------------------------------------------------------------------------------------------------------
Condo                         203     52,191,112.24       257,099.08     100.00    5.132     356     715   76.60   31.14   65.34
---------------------------------------------------------------------------------------------------------------------------------
Total:                        203     52,191,112.24       257,099.08     100.00    5.132     356     715   76.60   31.14   65.34
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------

                          Pct                 Pct        Wtd
                       Single      Pct    Cashout        Avg
Condo                  Family       IO       Refi        DTI
-------------------------------------------------------------
Condo                    0.00    95.18      21.14      35.56
-------------------------------------------------------------
Total:                   0.00    95.18      21.14      35.56
-------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                           Number                                          % of              Wtd             Wtd    Pct
                               of             Total              Avg      Total      Wtd     Avg     Wtd     Avg   Full      Pct
                         Mortgage           Current          Current    Current      Avg     Rem     Avg    Orig    Alt    Owner
DTI                         Loans           Balance          Balance    Balance   Coupon    Term    FICO     LTV    Doc      Occ
----------------------------------------------------------------------------------------------------------------------------------
0.00 - 0.00                   312    105,240,976.81       337,310.82      17.67    5.074     355     713   69.69    0.05   79.00
0.01 - 29.99                  437    128,505,728.33       294,063.45      21.57    4.786     356     722   74.23   39.42   76.34
30.00 - 34.99                 343    114,110,857.73       332,684.72      19.15    4.879     356     709   75.54   29.41   82.43
35.00 - 39.99                 374    115,824,463.21       309,691.08      19.44    5.071     356     711   75.94   37.01   78.78
40.00 - 44.99                 303     83,846,357.45       276,720.65      14.07    5.078     356     704   77.42   51.83   82.47
45.00 - 49.99                 122     39,515,980.06       323,901.48      6.63     5.154     356     702   76.57   56.77   77.04
50.00 >=                       39      8,697,043.63       223,001.12      1.46     5.293     356     677   81.70   50.88   89.41
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,930    595,741,407.22       308,674.30     100.00    4.983     356     711   74.72   33.15   79.55
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------

                         Pct                 Pct        Wtd
                      Single      Pct    Cashout        Avg
DTI                   Family       IO       Refi        DTI
------------------------------------------------------------
0.00 - 0.00            59.75    87.15      39.69       0.00
0.01 - 29.99           56.76    95.38      36.33      24.10
30.00 - 34.99          56.70    91.66      28.85      32.69
35.00 - 39.99          57.50    92.07      26.33      37.39
40.00 - 44.99          52.93    88.95      26.31      42.49
45.00 - 49.99          55.30    90.27      25.87      47.41
50.00 >=               69.59    53.04      14.69      55.16
------------------------------------------------------------
Total:                 56.97    90.71      31.13      34.81
------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Dec 15, 2004 10:16                                                 Page 3 of 3

CA-North and South

CA Concentration: 47.22
Northern CA %: 19.63
Southern CA %: 27.59

TOP 10 CA Zip Codes

---------------------------------------------------------------------
                 Number                                    % of
zip                of                 Total               Total
                Mortgage             Current             Current
                 Loans             Balance ($)           Balance
---------------------------------------------------------------------
92675                3            5,247,500.00            1.87
---------------------------------------------------------------------
92679                3            4,496,000.00             1.6
---------------------------------------------------------------------
94110                5            3,319,654.54            1.18
---------------------------------------------------------------------
92067                2            2,947,500.00            1.05
---------------------------------------------------------------------
94960                3            2,843,006.86            1.01
---------------------------------------------------------------------
94131                4            2,745,068.28            0.98
---------------------------------------------------------------------
92592                7            2,610,499.99            0.93
---------------------------------------------------------------------
92057                7            2,486,045.47            0.88
---------------------------------------------------------------------
95033                2            2,450,000.00            0.87
---------------------------------------------------------------------
92253                5            2,191,057.03            0.78
---------------------------------------------------------------------
Other              586          249,953,894.47           88.86
---------------------------------------------------------------------
Total:             627          281,290,226.64             100
---------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed suspended, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------------------------------------------------------------------------------
                                                                                         Weighted
                    Number                              % of                              Average
                      of               Total            Total       Weighted             Original
                   Mortgage           Current          Current       Average     FICO     Subject
Silent Second        Loans          Balance ($)        Balance     Coupon (%)   Score     LTV (%)
----------------------------------------------------------------------------------------------------
N                     975         301,567,461.14        50.62        4.980       709      72.87
----------------------------------------------------------------------------------------------------
Y                     955         294,173,946.08        49.38        4.986       713      76.63
----------------------------------------------------------------------------------------------------
Total:              1,930         595,741,407.22       100.00        4.983       711      74.72
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed suspended, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as gent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.